                          Prudential Long Term
                             Growth Account





                               [GRAPHIC]









                   Semi-Annual Report to Contract Owners

                             June 30, 2002








The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992                                         [LOGO]

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). VCA-2 is distributed by Prudential Investment Management Services LLC, an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

.. DEAR CONTRACT OWNER,

This semiannual report reviews the investment strategies and performance of the portfolios available in the Prudential Long-Term Growth Account.

.. A TOUGH ENVIRONMENT FOR INVESTORS

The first six months of 2002 were the most difficult market conditions for investors in a generation. The U.S. stock markets remained unsettled as the threat of terrorism, uncertainty about profit forecasts, and a string of accounting and corporate governance issues took their toll, and the period ended on a declining note.

.. CONFIDENCE IN OUR FINANCIAL MARKETS

It is in the interest of all business leaders, particularly those in investment-related firms, to help restore and maintain confidence in our financial markets. Despite the damage done by the poor judgment of some corporate officers, there remain many good, well-managed companies producing quality products and services in an atmosphere of honest competition. We continue to believe that investing in these companies through your contract is not only an investment in the strength of our economy, but also offers the best potential for reaching your financial goals.

.. STAY FOCUSED ON YOUR LONG-TERM GOALS

We recommend that individual investors stay focused on their goals, time horizons, and tolerance for price fluctuations, and try not to be distracted by these passing events. Regardless of their place in history, they are not necessarily relevant to the decisions you make to secure your financial future.

If you are uncertain about your long-term investment strategy, we recommend that you seek the guidance of your financial professional. This is an ideal time to review and confirm your strategy, or make adjustments if necessary. Thank you for your continued confidence in the Prudential Series Fund, Inc.

Sincerely,

/S/ David R. Odenath, Jr.
David R. Odenath, Jr.
Chairman,
The Prudential Variable Contract Account-2                         July 31, 2002


[PHOTO]

CHAIRMAN
DAVID R. ODENATH, JR.

We recommend that individual
investors stay focused on their
goals, time horizons, and tolerance
for price fluctuations, and try not
to be distracted by these passing
events. Regardless of their place in
history, they are not necessarily
relevant to the decisions you make
to secure your financial future.

MANAGED BY
David Kiefer

Our recent investment decisions had a value bias, which helped slow the Fund's decline. Stocks now carry an imbalanced risk/reward profile; bad news sends a stock into free fall, while beating or meeting consensus estimates may earn only meager returns. However, as long-term investors, it is precisely at these moments that we find buying opportunities. Though we have been somewhat conservative over the past year, we are eager to give the portfolio more of a growth emphasis. The depressed markets have produced stocks that have both value and growth characteristics, an opportunity that our style-blended portfolio is particularly well-suited to exploit.

PERFORMANCE SUMMARY

---------------------------------------------------------------------------------
                               Six/5/
Average Annual Returns         Months      1-Year    3-Year    5-Year    10-Year
Long Term Growth Acct./1/      -12.80%     -18.81%    -8.09%    -0.92%      9.58%
Long Term Growth Acct.
 (with sales charge/2/         -15.86%     -21.72%    -9.65%    -2.30%      8.42%
S&P 500/4/                     -13.15%     -17.98%    -9.17%     3.67%     11.42%
Lipper Multi-Cap Value
 Fund Avg./3/                   -7.91%     -10.19%    -0.80%     5.81%     11.88%
---------------------------------------------------------------------------------

Inception date: 7/1/68

The Portfolio's -12.80% return is slightly better than the steeply declining S&P 500 Index. The Portfolio avoided or underweighted several very large poor performers, focusing instead on firms producing commodities or delivering services.

PERFORMANCE REVIEW
Gold stocks were among the largest contributors to return, while producers of copper and forest products also made positive contributions. The Portfolio's holdings in healthcare managers such as WellPoint Health and Health Net benefited from improved pricing and industry consolidation. However, clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. The Federal Drug Administration (FDA) appears to have raised the bar for new drugs. Research-oriented drug companies were among the Portfolio's worst performers, particularly the biotech firm Sepracor. The Portfolio had solid gains on the defense contractors Northrop Grumman and Raytheon.

The Portfolio's largest detractors after Sepracor were El Paso, brought down because its business was similar to Enron's, and the supplier of outsourced customer relations services Convergys. Technology companies whose businesses included enterprise-level large-scale projects, such as IBM and Microsoft, suffered from their customers' unwillingness to commit to large technology projects before their own earnings recovered. Telecommunications and media companies also were among the Portfolio's detractors.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                        Benchmarks                              VCA-2
                          Growth of $10,000              Growth of $10,000
                          6/30/92 to 6/30/02             6/30/92 to 6/30/02

                  Lipper Multi-Cap      S&P 500
                     Value Funds     Mnthly Reinv         Returns      Index
 6/30/1992            10,000.00       10,000.00                      10,000.00
 9/30/1992            10,264.90       10,315.42            2.99      10,299.00
12/31/1992            10,951.91       10,833.60           10.86      11,417.47
 3/31/1993            11,585.24       11,306.40            9.09      12,455.32
 6/30/1993            11,794.53       11,360.59            2.60      12,779.16
 9/30/1993            12,253.84       11,653.16            7.71      13,764.43
12/31/1993            12,607.07       11,923.12            2.54      14,114.05
 3/31/1994            12,292,40       11,471.77           (3.67)     13,596.06
 6/30/1994            12,302.18       11,519.70            0.66      13,685.80
 9/30/1994            12,843.08       12,081.77            5.57      14,448.09
12/31/1994            12,589.47       12,079.74           (3.62)     13,925.07
 3/31/1995            13,623.37       13,254.60            7.00      14,899.83
 6/30/1995            14,779.47       14,518.13            6.43      15,857.89
 9/30/1995            15,883.64       15,671.03            9.60      17,380.25
12/31/1995            16,474.40       16,613.71            2.89      17,882.53
 3/31/1996            17,371.00       17,505.25            9.59      19,597.47
 6/30/1996            17,866.11       18,289.89            1.40      19,871.83
 9/30/1996            18,351.45       18,855.44            4.01      20,668.69
12/31/1996            19,867.32       20,425.74           10.22      22,781.03
 3/31/1997            20,192.14       20,974.53           (0.37)     22,696.75
 6/30/1997            23,004.43       24,632.87           15.23      26,153.46
 9/30/1997            25,497.81       26,477.80           14.23      29,875.10
12/31/1997            25,493.40       27,237.92            0.58      30,048.37
 3/31/1998            28,385.17       31,034.63           12.05      33,669.20
 6/30/1998            28,100.38       32,065.01           (3.52)     32,484.05
 9/30/1998            24,085.67       28,882.72          (21.19)     25,600.68
12/31/1998            28,099.10       35,027.66           13.10      28,954.36
 3/31/1999            28,247,53       36,772.14            4.56      30,274.68
 6/30/1999            31,408.97       39,359.30           10.82      33,550.40
 9/30/1999            28,488.09       36,907.89          (12.31)     29,420.35
12/31/1999            30,768.56       42,395.11            4.91      30,864.89
 3/31/2000            31,399.08       43,366.04            0.97      31,164.28
 6/30/2000            30,944,31       42,214.21           (1.17)     30,799.66
 9/30/2000            32,699.32       41,805.09            5.40      32,462.84
12/31/2000            33,976.95       38,536.39            3.25      33,517.88
 3/31/2001            32,885.98       33,970.50           (7.17)     31,114.65
 6/30/2001            35,033.19       35,957.20            4.16      32,409.02
 9/30/2001            30,707.13       30,681.50          (16.07)     27,200.89
12/31/2001            34,226.70       33,959.77           10.94      30,176.67
 3/31/2002            35,159.77       34,053.38            0.43      30,306.42
 6/30/2002            31,362.14       29,493.75          (13.17)     26,315.07

Cumulative Return
6/30/92 to 6/30/02      213.62         194.94

Source: Lipper, Inc.                              Source: Prudential Financial
Run Date: July 9, 2002                            Returns provided by David
                                                  Colley, Nick Joseph, Robert
                                                  Stein & Donna Castellano

These results represent past performance and are no guarantee of future performance. Investment return and principal value of the Long Term Growth Account will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made. Investment in the Long Term Growth Account involves various risks which are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, contact Prudential for a free prospectus. Please read it carefully before investing. The Long Term Growth Account is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and is distributed by Prudential Investment Management Services LLC, an affiliate of Prudential.

/1/ The results are shown after the deduction of all expenses including investment management and mortality and expense charges but do not include the effect of any sales charge. Source: Prudential
/2/ The results are shown after the deduction of all expenses including investment management, mortality and expense charges and in addition reflect the deduction of a front-end 2 1/2% sales charge and the impact of an annual account charge. Source: Prudential
/3/ The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.
/4/ The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.
/5/  Six month returns are not annualized.

                            FINANCIAL STATEMENTS OF
                                     VCA-2
                      STATEMENT OF NET ASSETS (Unaudited)
       June 30, 2002

LONG-TERM INVESTMENTS -- 94.7%                           Value
COMMON STOCKS                             Shares       (Note 2)
                                         ---------   -------------
Aerospace/Defense -- 3.6%
  Northrop Grumman Corp................     61,200   $   7,650,000
  Raytheon Co..........................    125,900       5,130,425
                                                     -------------
                                                        12,780,425
                                                     -------------
Automotive -- 0.6%
  Harley-Davidson, Inc.................     38,600       1,979,022
                                                     -------------
Banking & Financial Services -- 4.5%
  Bank One Corp........................    158,000       6,079,840
  Charter One Financial, Inc...........     58,500       2,011,230
  Citigroup, Inc.......................    137,664       5,334,480
  MBNA Corp............................     84,600       2,797,722
                                                     -------------
                                                        16,223,272
                                                     -------------
Biotechnology -- 0.4%
  MedImmune, Inc.(a)...................     59,400       1,568,160
                                                     -------------
Chemicals -- 0.6%
  Agrium, Inc..........................    215,300       2,023,820
                                                     -------------
Commercial Services -- 0.9%
  Convergys Corp.(a)...................    173,900       3,387,572
                                                     -------------
Computer Hardware -- 1.7%
  Hewlett-Packard Co...................    391,707       5,985,283
                                                     -------------
Computer Software & Services -- 3.6%
  Adobe Systems, Inc...................     28,600         815,100
  EMC Corp.............................    252,200       1,904,110
  Microsoft Corp.(a)...................    188,700      10,212,444
                                                     -------------
                                                        12,931,654
                                                     -------------
Containers & Packaging -- 1.5%
  Temple-Inland, Inc...................     92,400       5,346,264
                                                     -------------
Diversified Industries -- 1.9%
  3M Co................................     55,400       6,814,200
                                                     -------------
Diversified Telecommunications Services -- 4.4%
  AT&T Corp............................    483,300       4,591,350
  BellSouth Corp.......................  239,800..       7,553,700
  SBC Communications, Inc..............    120,700       3,681,350
                                                     -------------
                                                        15,826,400
                                                     -------------
Electronics -- 2.0%
  Micron Technology, Inc.(a)...........     87,000       1,759,140
  Texas Instruments, Inc...............    227,300       5,387,010
                                                     -------------
                                                         7,146,150
                                                     -------------
Energy Equipment & Services -- 4.2%
  Baker Hughes, Inc....................    185,200       6,165,308
  BJ Services Co.(a)...................    119,000       4,031,720
  Weatherford International Ltd.(a)....    109,000       4,708,800
                                                     -------------
                                                        14,905,828
                                                     -------------
Food & Beverage -- 2.5%
  PepsiCo, Inc.........................    182,200       8,782,040
                                                     -------------
Healthcare -- 4.3%
  CIGNA Corp...........................     84,600       8,241,732
  WellPoint Health Networks, Inc.(a)...     91,200       7,096,272
                                                     -------------
                                                        15,338,004
                                                     -------------
COMMON STOCKS                                            Value
(Continued)                               Shares       (Note 2)
                                         ---------   -------------
Hotels & Leisure -- 1.1%
  Marriott International, Inc.
    -- Cl.     A.......................     62,900   $   2,393,345
  USA Interactive(a)...................     74,700       1,751,715
                                                     -------------
                                                         4,145,060
                                                     -------------
Insurance -- 8.8%
  American International Group, Inc....    124,100       8,467,343
  Lincoln National Corp................     52,800       2,217,600
  Loews Corp...........................    143,100       7,684,470
  The Hartford Financial Services
    Group, Inc.........................    101,600       6,042,152
  XL Capital Ltd. -- Cl. A (Bermuda)...     81,884       6,935,575
                                                     -------------
                                                        31,347,140
                                                     -------------
Media -- 5.7%
  AOL Time Warner, Inc.(a).............    156,900       2,307,999
  Knight-Ridder, Inc...................     24,500       1,542,275
  Liberty Media Group -- Cl. A(a)......    500,000       5,350,000
  The New York Times Co. -- Cl. A......    102,700       5,289,050
  Viacom, Inc. -- Cl. B(a).............    132,200       5,865,714
                                                     -------------
                                                        20,355,038
                                                     -------------
Metals & Mining -- 7.9%
  Alcoa, Inc...........................    187,100       6,202,365
  Companhia Vale do
    Rio Doce-ADR (Brazil)(a)...........    191,100       5,287,737
  Freeport-McMoRan Cooper &
    Gold, Inc. -- Cl. B(a).............    530,800       9,474,780
  Newmont Mining Corp..................    274,400       7,224,952
  The Carbide/Graphite Group,
    Inc.(a)............................    427,700              43
                                                     -------------
                                                        28,189,877
                                                     -------------
Office Equipment & Supplies -- 0.7%
  Xerox Corp.(a).......................    375,400       2,616,538
                                                     -------------
Oil & Gas Exploration & Production -- 7.8%
  Amerada Hess Corp....................  72,500...       5,981,250
  Anadarko Petroleum Corp..............     83,600       4,121,480
  Conoco, Inc..........................    161,600       4,492,480
  Kerr-McGee Corp......................     72,799       3,898,386
  Phillips Petroleum Co................     47,200       2,779,136
  Transocean, Inc......................    211,700       6,594,455
                                                     -------------
                                                        27,867,187
                                                     -------------
Paper & Forest Products -- 2.1%
  International Paper Co...............     89,000       3,878,620
  Weyerhaeuser Co......................     57,000       3,639,450
                                                     -------------
                                                         7,518,070
                                                     -------------
Pharmaceuticals -- 9.0%
  Abbott Laboratories..................    146,800       5,527,020
  Eli Lilly & Co.......................     38,400       2,165,760
  Johnson & Johnson....................     74,200       3,877,692
  Pfizer, Inc..........................    144,400       5,054,000
  Pharmacia Corp.......................    137,700       5,156,865
  Sepracor, Inc.(a)....................    160,100       1,528,955
  Wyeth................................    172,300       8,821,760
                                                     -------------
                                                        32,132,052
                                                     -------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                                     VCA-2
                      STATEMENT OF NET ASSETS (Unaudited)
       June 30, 2002

COMMON STOCKS                                            Value
(Continued)                               Shares       (Note 2)
                                         ---------   -------------
Retail -- 4.1%
  Circuit City Stores, Inc.............    169,400   $   3,176,250
  Costco Wholesale Corp.(a)............    110,900       4,282,958
  Wal-Mart Stores, Inc.................    131,600       7,239,316
                                                     -------------
                                                        14,698,524
                                                     -------------
Restaurants -- 2.5%
  Darden Restaurants, Inc..............    288,750       7,132,125
  McDonald's Corp......................     60,400       1,718,380
                                                     -------------
                                                         8,850,505
                                                     -------------
Semiconductors -- 1.1%
  Applied Materials, Inc.(a)...........    132,300       2,516,346
  KLA-Tencor Corp.(a)..................     15,100         664,249
  Novellus Systems, Inc.(a)............     19,000         646,000
                                                     -------------
                                                         3,826,595
                                                     -------------
Telecommunications Equipment -- 2.2%
  Motorola, Inc........................    333,000       4,801,860
  Nokia Oyj-ADR (Finland)..............    214,100       3,100,168
                                                     -------------
                                                         7,902,028
                                                     -------------
Tobacco -- 2.0%
  Philip Morris Co., Inc...............    168,100       7,342,608
                                                     -------------
Utilities -- 1.9%
  El Paso Corp.........................    142,001       2,926,641
  FirstEnergy Corp.....................    119,000       3,972,220
                                                     -------------
                                                         6,898,861
                                                     -------------
Wireless Telecommunication Services -- 1.1%
  AT&T Wireless Services, Inc.(a)......    562,700       3,291,795
  Sprint Corp.-PCS Group(a)............    145,000         648,150
                                                     -------------
                                                         3,939,945
                                                     -------------
TOTAL LONG-TERM INVESTMENTS
  (cost: $343,951,494).................                338,668,122
                                                     -------------
                                         Principal
SHORT-TERM                                Amount         Value
INVESTMENTS -- 5.7%                        (000)       (Note 2)
                                         ---------   -------------
Commercial Paper
  American Express Financial Corp.,
    1.97%, 7/1/02......................  $  17,520   $  17,520,000
  International Business Machines
    Corp.,
    1.90%, 7/1/02......................      3,080       3,080,000
                                                     -------------
TOTAL SHORT-TERM INVESTMENTS
  (cost: $20,600,000)..................                 20,600,000
                                                     -------------
TOTAL INVESTMENTS -- 100.4%
  (cost: $364,551,494).................                359,268,122
                                                     -------------
OTHER ASSETS, LESS LIABILITIES
  Cash.................................                        168
  Dividends and Interest Receivable....                    351,081
  Payable for Investments Purchased....                 (1,362,501)
  Payable for Pending Capital
    Transactions.......................                   (470,979)
                                                     -------------
LIABILITIES IN EXCESS OF
 OTHER ASSETS --(0.9)%.................                 (1,482,231)
                                                     -------------
NET ASSETS -- 100%.....................                357,785,891
                                                     -------------
                                                     -------------
NET ASSETS, representing:
  Equity of Participants -- 15,825,778
    Accumulation Units at an
    Accumulation Unit Value of
    $21.5140...........................                340,475,788
  Equity of Annuitants.................                 17,175,407
  Equity of The Prudential Insurance
    Company of America.................                    134,696
                                                     -------------
                                                     $ 357,785,891
                                                     -------------
                                                     -------------

The following abbreviations are used in portfolio descriptions:
    ADR      American Depository Receipt
    Oyj      Julkinen Osakeyhtio (Finnish Corporation)

(a) Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                                     VCA-2
                      STATEMENT OF OPERATIONS (Unaudited)
                         Six Months Ended June 30, 2002

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (net of $8,417 foreign withholding
 tax).............................................         $  2,115,280
 Interest.........................................              192,020
--------------------------------------------------------------------------------
   Total Income...................................            2,307,300
--------------------------------------------------------------------------------
EXPENSES
 Fees Charged to Participants and Annuitants for
 Investment Management Services...................              240,354
 Fees Charged to Participants (other than
 Annuitants) for Assuming Mortality and Expense
 Risks............................................              721,061
--------------------------------------------------------------------------------
   Total Expenses.................................              961,415
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................            1,345,885
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Realized Loss on Investments.....................          (21,110,796)
 Decrease in Unrealized Appreciation on
 Investments......................................          (32,566,523)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS...........................          (53,677,319)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................         $(52,331,434)
--------------------------------------------------------------------------------

                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                           Six Months                 Year
                                                              Ended                   Ended
                                                          June 30, 2002         December 31, 2001
-------------------------------------------------------------------------------------------------------
OPERATIONS
 Net Investment Income............................        $   1,345,885           $   3,968,377
 Net Realized Loss on Investments.................          (21,110,796)            (35,820,916)
 Decrease In Unrealized Appreciation on
 Investments......................................          (32,566,523)            (14,980,082)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................          (52,331,434)            (46,832,621)
-------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
 Purchase Payments and Transfers In...............           30,496,611              18,167,773
 Withdrawals and Transfers Out....................          (17,075,385)            (45,820,185)
 Annual Administration Charges Deducted from
 Participants' Accumulation Accounts..............                 (800)                (19,189)
 Mortality and Expense Risk Charges Deducted
 from Annuitants' Accounts........................              (27,177)                (71,256)
 Variable Annuity Payments........................           (1,557,860)             (3,257,733)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL
TRANSACTIONS......................................           11,835,389             (31,000,590)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SURPLUS TRANSFERS............................             (219,378)                286,258
-------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS......................          (40,715,423)            (77,546,953)
-------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of period..............................          398,501,314             476,048,267
-------------------------------------------------------------------------------------------------------
 End of period....................................        $ 357,785,891           $ 398,501,314
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL HIGHLIGHTS FOR
                                     VCA-2
         INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT* (Unaudited)
          (For an Accumulation Unit outstanding throughout the period)



                                Six Months Ended June 30,                       Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------
                                2002           2001          2000         1999           1998          1997
---------------------------------------------------------------------------------------------------------------------

Investment Income........   $      .1379    $    .3621    $   .4152    $    .4596    $    .3414    $    .2633
---------------------------------------------------------------------------------------------------------------------
Expenses
 Investment management
 fee.....................         (.0147)       (.0320)      (.0321)       (.0316)       (.0325)       (.0284)
 Assuming mortality and
 expense risks...........         (.0437)       (.0960)      (.0961)       (.0948)       (.0974)       (.0850)
---------------------------------------------------------------------------------------------------------------------
Net Investment Income....          .0795         .2341        .2870         .3332         .2115         .1499
---------------------------------------------------------------------------------------------------------------------
Capital Changes
 Net realized gain (loss)
   on investments........        (1.2755)      (2.1868)      1.8450        1.3723        3.1604        4.7245
 Net change in unrealized
   appreciation
   (depreciation) of
   investments...........        (1.9626)       (.7809)       .0344       (1.4043)      (4.3161)       1.3843
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)
 in Accumulation Unit
 Value...................        (3.1586)      (2.7336)      2.1664         .3012        (.9442)       6.2587
---------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
 Beginning of period.....        24.6726       27.4062      25.2398       24.9386       25.8828       19.6241
 End of period...........        21.5140       24.6726    $ 27.4062    $  25.2398    $  24.9386    $  25.8828
---------------------------------------------------------------------------------------------------------------------
Total Return**...........         (12.80)%       (9.97)%       8.58%         1.21%        (3.65)%       31.89%
---------------------------------------------------------------------------------------------------------------------
Ratio Of Expenses To
 Average Net Assets***...            .50%D         .50%         .50%          .50%          .50%          .50%
---------------------------------------------------------------------------------------------------------------------
Ratio Of Net Investment
 Income To Average Net
 Assets***...............            .69%D         .92%        1.12%         1.33%          .81%          .70%
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover
Rate.....................             39%           80%          84%           81%           43%           47%
---------------------------------------------------------------------------------------------------------------------
Number of Accumulation
 Units Outstanding
 For Participants at end
   of year
   (000 omitted).........         15,826        15,271       16,372        20,424        26,278        28,643
---------------------------------------------------------------------------------------------------------------------

    *  Calculated by accumulating the actual per unit amounts daily.
   ** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one year are not annualized.
  ***  These calculations exclude Prudential's equity in VCA-2.
    D  Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                                     VCA-2
                                  (Unaudited)
Note 1: General
The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America ('Prudential') under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2: Summary of Significant Accounting Policies

Securities Valuation:

     Equity Securities Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the New York Stock Exchange or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to the Account's valuation procedures.

     Fixed Income Securities Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

     Short-Term Investments Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of sixty days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

Annuity Reserves: Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

Note 3: Charges
The Account has a management agreement with Prudential Investments LLC ('PI') Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of 0.125% of the current value of the Participant's (other than Annuitants' and Prudential's) equity in VCA-2, is charged to the Account and paid to PI for investment management services. An equivalent charge is deducted monthly in determining the amount of Annuitants' payments.

A daily charge, paid to PI for assuming mortality and expense risks, is calculated at an effective annual rate of 0.375% of the current value of the Participant's (other than Annuitants' and Prudential's) equity in VCA-2. A one-time equivalent charge is deducted when the Annuity Units for Annuitants are determined.

Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the six months ended June 30, 2002, Prudential has advised the Account it has received $1,948 for such charges.

Note 4: Purchases and Sales of Portfolio Securities
For the six months ended June 30, 2002, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $144,942,171 and $152,708,833, respectively.

Note 5: Unit Transactions
The number of Accumulation Units issued and redeemed for the six months ended June 30, 2002 and the year ended December 31, 2001 are as follows:

                             Six Months Ended         Year Ended
                               June 30, 2002       December 31, 2001
--------------------------------------------------------------------
Units issued                      1,274,307               713,442
--------------------------------------------------------------------
Units redeemed                     (719,242)           (1,814,330)
--------------------------------------------------------------------
Net decrease                       (555,065)           (1,100,888)
--------------------------------------------------------------------

Note 6: Net Increase (Decrease) in Net Assets Resulting from Surplus Transfers The increase (decrease) in net assets resulting from surplus transfers represents the net increases to/(reductions) from Prudential's investment Account. The increase (decrease) includes reserve adjustments from morality and expense risks assumed by Prudential.

Note 7: Participant Loans
Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

For the six months ended June 30, 2002 and the year ended December 31, 2001, $7,474 and $25,918 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

--------------------------------------------------------------------------------

              The Prudential Variable Contract Account - 2
                            Committee Members

DAVID R. ODENATH, JR.                    W. SCOTT MCDONALD, JR., PH.D.
Chairman,                                Vice President
The Prudential Variable                  Kaludis Consulting Group
Contract Accounts-2

     SAUL K. FENSTER, PH.D.              JOSEPH WEBER, PH.D.
     President,                          Vice President,
     New Jersey Institute of Technology  Interclass (international corporate learning)

--------------------------------------------------------------------------------

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number:

                              [graphic]
                            (800)778-2255
                      8 a.m. - Midnight Eastern Time

If you own a variable annuity contract, please call the following telephone number:

                             [graphic]
                           (888)778-2888
                      8 a.m. - 9 p.m. Eastern Time







--------------------------------------------------------------------------------
Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MCSI World Index that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

[GRAPHIC]

================================================================================
Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

================================================================================
In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.

The Prudential Insurance Company of America                     ----------------
30 Scranton Office Park                                             Presorted
Scranton, PA 18507-1789                                             Standard
(800) 458-6333                                                    U.S. Postage
                                                                      PAID
                                                                   Prudential
                                                                ----------------







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                             Printed in the U.S.A.                     LT.RS.001
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